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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 28, 2003 (Date of the earliest event reported)
DSI Toys, Inc. (Exact Name of Registrant as Specified in its Charter)
Texas (State or other jurisdiction of incorporation or organization)	0-22545 (Commission File Number)	74-1673513 (IRS Employer Identification Number)
10110 West Sam Houston Parkway, South Houston, Texas 77099 (Address of Principal Executive Offices and Zip Code)
(713) 365-9900 (Registrants telephone number, including area code)

ITEM 5. Other Events and Required FD Disclosure

        On January 29, 2003, the Board of Directors of DSI Toys, Inc. (the "Company") announced that it received a proposal from MVII, LLC ("MVII") to engage in a going-private transaction. E. Thomas Martin, the Company's Chairman, is the majority owner of MVII. The Board of Directors has appointed a special committee of disinterested directors to consider the proposed transaction. A copy of the press release is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits.

99.1
Press release dated January 29, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, this 30th day of January, 2003.

Dated: January 30, 2003	DSI TOYS, INC.
	By:	/s/ ROBERT L. WEISGARBER
Robert L. Weisgarber CHIEF FINANCIAL OFFICER
	By:	/s/ JOSEPH S. WHITAKER
Joseph S. Whitaker CHIEF EXECUTIVE OFFICER

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated January 29, 2003.

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  ITEM 5. Other Events and Required FD Disclosure
  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
INDEX TO EXHIBITS